UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 18, 2014
Date of Report (Date of earliest event reported)

DIGITAL CINEMA DESTINATIONS CORP.
(Exact name of registrant as specified in its charter)

____________________________

Delaware	333-178648	27-3164577
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 East Broad Street Westfield, New Jersey		07090
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (908) 396-1362

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously reported in our information statement filed with the Securities and Exchange Commission on January 27, 2014 (the “Information Statement”), the following proposals were approved by written consent of the holder of the majority of the voting power of our outstanding common stock:  (i) approval of potential issuances of additional shares of our Class A common stock (the “Potential Stock Issuances”) and (ii)  amendment to our 2012 Stock Option and Incentive Plan (the "Plan")(the “Plan Amendment”) to increase the number of shares of Class A common stock available for issuance under the Plan from  400,000  to 550,000 shares.

These proposals were effective on February 18, 2014,  the 20th calendar day after our Information Statement was first mailed to  stockholders  entitled to notice thereof.  For additional information about the Potential Stock Issuances and the Plan Amendment, see our Information Statement.

Item 9.01	Financial Statements and Exhibits.

 (d) Exhibits.

10.33  Amendment to the 2012 Stock Option Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL CINEMA DESTINATIONS CORP. (Registrant)

Date: February 20, 2014	By:	/s/ Brian Pflug
	Name:	Brian Pflug
	Title:	Chief Financial Officer and Principal Accounting Officer